                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================
                                        Original       Beginning                               Current                    Ending
                         Certificate  Certificate     Certificate                             Realized      Total       Certificate
 Class          Cusip       Rate        Balance         Balance      Interest    Principal      Loss    Distribution      Balance
------------------------------------------------------------------------------------------------------------------------------------
  A-1         60935FAP5   6.40500%   54,493,000.00       0.00          0.00         0.00        0.00        0.00           0.00
Factors per Thousand                                                0.00000000   0.00000000              0.00000000     0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-2         60935FAQ3   6.20000%   19,745,000.00       0.00          0.00         0.00        0.00        0.00           0.00
Factors per Thousand                                                0.00000000   0.00000000              0.00000000     0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-3         60935FAR1   6.21500%   29,277,000.00   8,962,773.40    46,419.70  2,555,852.29    0.00    2,602,271.99   6,406,921.11
Factors per Thousand                                                1.58553472  87.29898179              88.88451651   218.83803361
------------------------------------------------------------------------------------------------------------------------------------
  A-4         60935FAS9   6.51500%   23,496,000.00   23,496,000.00  127,563.70      0.00        0.00     127,563.70    23,496,000.00
Factors per Thousand                                                5.42916667   0.00000000              5.42916667    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-5         60935FAT7   7.17000%   17,989,000.00   17,989,000.00  107,484.28      0.00        0.00     107,484.28    17,989,000.00
Factors per Thousand                                                5.97500028   0.00000000              5.97500028    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
   B          60935FAW0   8.40000%   13,500,000.00   13,500,000.00   94,500.00      0.00        0.00      94,500.00    13,500,000.00
Factors per Thousand                                                7.00000000   0.00000000              7.00000000    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-1         60935FAU4   7.27000%   22,500,000.00   22,500,000.00  136,312.50      0.00        0.00     136,312.50    22,500,000.00
Factors per Thousand                                                6.05833333   0.00000000              6.05833333    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
  M-2         60935FAV2   7.49500%   19,000,000.00   19,000,000.00  118,670.83      0.00        0.00     118,670.83    19,000,000.00
Factors per Thousand                                                6.24583316   0.00000000              6.24583316    1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
POOL I                              200,000,000.00  105,447,773.40  630,951.01  2,555,852.29    0.00    3,186,803.30  102,891,921.11
Totals                                                              3.15475505  12.77926145              15.93401650   514.45960555
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
  GP           n/a        0.00000%            0.00            0.00        0.00      0.00        0.00            0.00           0.00
Factors per Thousand
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
 Totals                             200,000,000.00  105,447,773.40  630,951.01  2,555,852.29    0.00    3,186,803.30  102,891,921.11
====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

================================================================================


                             Certificate Information

                                  Current Interest    Carry Forward
                                    Requirement           Amount

                           A-1          0.00               0.00
                           A-2          0.00               0.00
                           A-3        46,419.70            0.00
                           A-4       127,563.70            0.00
                           A-5       107,484.28            0.00
                             B        94,500.00            0.00
                           M-1       136,312.50            0.00
                           M-2       118,670.83            0.00



            Applied Realized     Unpaid Realized     Interest Shortfall
              Loss Amount          Loss Amount       Carryforward Amount


     A           0.000%               0.000%              0.00
     B           0.000%               0.000%              0.00
     M           0.000%               0.000%              0.00



================================================================================
FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

===================================================================================================================================


                       SCHEDULE OF REMITTANCE
Aggregate Amount Received                           3,259,271.78        FEES
                                                                        Contingency Fee                      23,124.13
Monthly Advance (incl. Comp Int.)                      25,894.10        Expense Account                       3,514.93
Capitalized Interest Account Transfer                       0.00        FHA Premium Amount                    3,686.32
Pre-funding Account Transfer                                0.00        Servicer Fee                         23,124.13
Amount Withdrawn from the Certificate Account               0.00
(Unreimbursed Monthly Advance)                              0.00
(Servicer Fee)                                        (23,124.13)
(Contingency Fee)                                     (23,124.13)       PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
(Late Charges)                                        (25,983.71)             6/30/00              7/31/00              8/31/00
                                                                              -------              -------              -------
(Escrow)                                              (18,929.37)             13.827%              13.822%              13.816%
                                                 ----------------
                                                      (65,267.24)

AVAILABLE REMITTANCE AMOUNT                         3,194,004.54
                                                 ================


           -------------------------------------       ---------------------------------------------------------------------------
EXHIBIT O  Outstanding Balance    110,460,069.40          DELINQUENT INFOR.       # LOANS            AMOUNT             PERCENTAGE
           -------------------------------------       ---------------------------------------------------------------------------
                # Accounts                             Delinquent 1-29 Days         596          10,590,519.23             9.59%
           -------------------------------------       Delinquent 30-59 Days        107           1,489,533.84             1.35%
                                                       Delinquent 60-89 Days         69             953,843.92             0.86%
                                                       Delinquent 90 and over        80           1,406,911.54             1.27%
                                                       Loans in Foreclosure           1              11,733.84             0.01%
                                                       REO Property                   1             104,569.17             0.09%
                                                                                --------------------------------------------------
                                                       TOTALS                       854          14,557,111.54            13.18%
                                                       ===========================================================================

==================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 09/30/00
                                                    DETERMINATION DATE: 10/11/00
                                                     DISTRIBUTION DATE: 10/16/00
                                                                               A

====================================================================================================================================
                                                       COLLATERAL INFORMATION

Accelerated Principal Distribution          618,168.95  Principal Prepayments (Number/Amount)           92             1,419,389.01
Adjusted Mortgage Interest Rate                 12.276  Realized Losses (Current/Cumulative)    749,050.51            19,248,087.79
Aggregate Beginning Principal
  Balance of Loans                      113,083,508.10  Reimbursable Amount                                                    0.00
Aggregate Ending Principal Balance
  of Loans                              110,460,069.40  Reserve Amount                                                 1,544,449.25
Amt. Reimb. to Servicer/Cert. Insurer
  from FHA Acct.                              3,686.32  Specified Subordinated Amount                                 10,800,000.01
Available Maximum Suboridination Amount   7,604,173.00  Spread Amount                                                  7,568,148.29
Compensating Interest                            13.67  WAC                                                                 13.816%
Curtailments                                139,199.53  WAM                                                                 194.049
Excess and Monthly Payments                 303,438.68  Weighted Average Adjusted Mortgage Loan Remittance Rate
FHA Claims Filed                             34,984.14     for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2              7.244%
FHA Claims Paid                              12,868.46
FHA Claims Pending                          207,600.66  TRIGGER EVENT CALCULATION
FHA Payments Denied                               0.00  1. (i) Exceeds 50% of (ii)                                   NO
FHA and Related Payments Received            12,868.46       (i)  Sixty-day Delinquency Ratio                                 2.24%
GP Remittance Amount Payable                      0.00       (ii) Senior Enhancement Percentage                              56.64%
Interest Received                         1,275,204.15
Payments and Reimbursments to the
  Servicers pursuant to:                                2. Both(a) and (b) occur                                     NO
   section 4.04 (b)                               0.00     (a) Either (x) or (y) occur                               NO
   section 4.04 (c)                               0.00     (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does
                                                           exceed 9% or                                                       2.04%
   section 4.04 (d)ii                             0.00     (y) The Cumulative Realized Losses exceeds $28,200,000     19,248,087.79
   section 4.04 (e)                       1,544,449.25     and (b) either (x) or (y)                                            YES
   section 4.04 (f)I                         46,248.26     (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15% or          2.04%
                                                           (y) The Cumulative Realized Losses exceed $9,400,000       19,248,087.79

                                                        IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT         NO

====================================================================================================================================

FIRST UNION NATIONAL BANK                                        ROBERT ASHBAUGH
Structured Finance Trust Services                                 VICE PRESIDENT
401 South Tryon Street, 12th Floor                           PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                          FAX: 704-383-6039